UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2012

Analog Devices, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	1-7819	04-2348234
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Technology Way, Norwood, MA	02062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 329-4700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2013 Executive Performance Incentive Plan

On October 25, 2012, the Compensation Committee of the Board of Directors of Analog Devices, Inc. (the “Company”) approved the terms of the 2013 Executive Performance Incentive Plan (the “Executive Performance Incentive Plan”). All executive officers and other senior management selected by the Chief Executive Officer are eligible to participate in the Executive Performance Incentive Plan. The foregoing description of the Executive Performance Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the 2013 Executive Performance Incentive Plan filed as Exhibit 10.1 of this Report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	2013 Executive Performance Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2012	ANALOG DEVICES, INC.

	By:	/s/ Margaret K. Seif
Margaret K. Seif
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	2013 Executive Performance Incentive Plan